UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_____________________________

Delaware	001-9973	36-3352497
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1400 Toastmaster Drive,	Elgin,	Illinois	60120
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(847)	741-3300
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 14, 2025, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). There were a total of 53,646,157 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 49,137,707 were present or represented by proxy. At the Annual Meeting, the Company’s stockholders cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on March 28, 2025.

1. ELECTION OF DIRECTORS

Proposal one was the election of ten (10) directors. The shares present were voted as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Julie M. Bowerman	46,551,524	44,365	21,872	2,519,946
Sarah Palisi Chapin	43,200,181	3,396,535	21,045	2,519,946
Timothy J. Fitzgerald	46,238,629	357,852	21,280	2,519,946
Edward P. Garden	46,514,707	73,311	29,743	2,519,946
Cathy L. McCarthy	46,078,463	505,742	33,556	2,519,946
Robert A. Nerbonne	45,883,643	712,924	21,194	2,519,946
Gordon J. O'Brien	43,058,706	3,537,494	21,561	2,519,946
Stephen R. Scherger	45,699,475	895,498	22,788	2,519,946
Tejas P. Shah	46,219,043	341,071	57,647	2,519,946
Nassem A. Ziyad	45,970,222	589,444	58,095	2,519,946

Pursuant to the foregoing votes, all ten nominees listed above were elected to the Company’s Board of Directors to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal two was the approval, on an advisory basis, of the compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
44,170,878	2,405,136	41,747	2,519,946

Pursuant to the foregoing votes, proposal two was approved on an advisory basis.

3. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal three was the ratification of the selection of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending January 3, 2026. The shares present were voted as follows:

FOR:	AGAINST:	ABSTAIN:	BROKER NON-VOTES:
48,151,108	962,588	24,011	—

Pursuant to the foregoing votes, proposal three was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated:	May 16, 2025	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer